                          KEY AUTO FINANCE TRUST 1997-2
             MONTHLY STATEMENT TO NOTEHOLDERS AND CERTIFICATEHOLDERS
                          Servicer: Key Bank USA, N.A.
                    Indenture Trustee: Bankers Trust Company
                  Owner Trustee: Chase Manhattan Bank Delaware


Collection Period:   May 1, 1998 to May 31, 1998
Distribution Date:   June 15, 1998


Statement for Class A, Class B and Class C Noteholders and Certificateholders                                Per $1,000 of Original
Pursuant to Section 5.6 of the Sale and Servicing Agreement                                                 Class A/B/C Note Amount
                                                                                                             or Certificate Amount
                                                                                                            ------------------------
(i)  Principal Distribution
        Class A-1 Note  Amount                                                             36,866,535.32              137.5616990
        Class A-2 Note  Amount                                                                      0.00                0.0000000
        Class A-3 Note  Amount                                                                      0.00                0.0000000
        Class A-4 Note  Amount                                                                      0.00                0.0000000
        Class A-5 Note  Amount                                                                      0.00                0.0000000
        Class A-P Note  Amount                                                                      0.00                0.0000000
        Class B  Note  Amount                                                                       0.00                0.0000000
        Class C  Note  Amount                                                                       0.00                0.0000000
        Certificates  Amount                                                                        0.00                0.0000000


(ii)  Interest Distribution
        Class A-1 Note  Amount                                                                329,535.12                1.2296087
        Class A-2 Note  Amount                                                                658,900.00                4.9916667
        Class A-3 Note  Amount                                                                762,500.00                5.0833333
        Class A-4 Note  Amount                                                                758,500.00                5.1250000
        Class A-5 Note  Amount                                                                790,625.00                5.2083333
        Class A-P Note  Amount                                                                640,625.00                5.1250000
        Class B  Note  Amount                                                                 334,005.00                5.2500000
        Class C  Note  Amount                                                                 134,662.50                5.5416667
        Certificates  Amount                                                                  115,920.00                6.7083333


(iii)   Total Pool Balance of Notes and Certificates (end of Collection Period)           842,904,183.21


(iv)    Class A-1 Notes Balance (end of Collection Period)                                 30,904,183.21
        Class A-1 Pool Factor (end of Collection Period)                                                                0.1153141
        Class A-2 Notes Balance (end of Collection Period)                                132,000,000.00
        Class A-2 Pool Factor (end of Collection Period)                                                                1.0000000
        Class A-3 Notes Balance (end of Collection Period)                                150,000,000.00
        Class A-3 Pool Factor (end of Collection Period)                                                                1.0000000
        Class A-4 Notes Balance (end of Collection Period)                                148,000,000.00
        Class A-4 Pool Factor (end of Collection Period)                                                                1.0000000



                          KEY AUTO FINANCE TRUST 1997-2
             MONTHLY STATEMENT TO NOTEHOLDERS AND CERTIFICATEHOLDERS
                          Servicer: Key Bank USA, N.A.
                    Indenture Trustee: Bankers Trust Company
                  Owner Trustee: Chase Manhattan Bank Delaware


Collection Period:   May 1, 1998 to May 31, 1998
Distribution Date:   June 15, 1998


Statement for Class A, Class B and Class C Noteholders and Certificateholders                                Per $1,000 of Original
Pursuant to Section 5.6 of the Sale and Servicing Agreement                                                 Class A/B/C Note Amount
                                                                                                             or Certificate Amount
                                                                                                            ------------------------

        Class A-5 Notes Balance (end of Collection Period)                                151,800,000.00
        Class A-5 Pool Factor (end of Collection Period)                                                                1.0000000
        Class A-P Notes Balance (end of Collection Period)                                125,000,000.00
        Class A-P Pool Factor (end of Collection Period)                                                                1.0000000
        Class B Notes Balance (end of Collection Period)                                   63,620,000.00
        Class B Pool Factor (end of Collection Period)                                                                  1.0000000
        Class C Notes Balance (end of Collection Period)                                   24,300,000.00
        Class C Pool Factor (end of Collection Period)                                                                  1.0000000
        Certificates Balance (end of Collection Period)                                    17,280,000.00
        Certificates Pool Factor (end of Collection Period)                                                             1.0000000


(v)     Basic Servicing Fee                                                                   720,614.00                0.6889465


(vi)    Aggregate Realized Losses                                                           2,935,009.30
        Aggregate Net Losses                                                                2,066,041.50


(vii)   Reserve Account Balance after Giving Effect to Payments                            33,188,801.73
        Made on Distribution Date
        Specified Reserve Account Balance after Giving Effect to Payments                  33,188,801.73
        Made on Distribution Date
        Distribution to Seller from Reserve Account                                                 0.00
        Draws on Reserve Account                                                                    0.00
        Deposits to Reserve Account                                                                 0.00
        Class C Reserve Account Balance after Giving Effect to Payments                     5,229,826.00
        Made on Distribution Date
        Specified Class C Reserve Account Balance after Giving Effect to                    5,229,826.00
        Payments Made on Distribution Date
        Distribution to Seller from Class C Reserve Account                                         0.00
        Draws on Class C Reserve Account                                                            0.00
        Deposits to Class C Reserve Account                                                         0.00


(viii)  Class A-1 Notes Interest Carryover Shortfall                                                0.00                0.0000000
        Class A-2 Notes Interest Carryover Shortfall                                                0.00                0.0000000
        Class A-3 Notes Interest Carryover Shortfall                                                0.00                0.0000000
        Class A-4 Notes Interest Carryover Shortfall                                                0.00                0.0000000
        Class A-5 Notes Interest Carryover Shortfall                                                0.00                0.0000000
        Class A-P Notes Interest Carryover Shortfall                                                0.00                0.0000000
        Class B Notes Interest Carryover Shortfall                                                  0.00                0.0000000
        Class C Notes Interest Carryover Shortfall                                                  0.00                0.0000000
        Certificates Interest Carryover Shortfall                                                   0.00                0.0000000



                          KEY AUTO FINANCE TRUST 1997-2
             MONTHLY STATEMENT TO NOTEHOLDERS AND CERTIFICATEHOLDERS
                          Servicer: Key Bank USA, N.A.
                    Indenture Trustee: Bankers Trust Company
                  Owner Trustee: Chase Manhattan Bank Delaware


Collection Period:   May 1, 1998 to May 31, 1998
Distribution Date:   June 15, 1998


Statement for Class A, Class B and Class C Noteholders and Certificateholders                                Per $1,000 of Original
Pursuant to Section 5.6 of the Sale and Servicing Agreement                                                 Class A/B/C Note Amount
                                                                                                             or Certificate Amount
                                                                                                            ------------------------

        Class A-1 Notes Principal Carryover Shortfall                                               0.00                0.0000000
        Class A-2 Notes Principal Carryover Shortfall                                               0.00                0.0000000
        Class A-3 Notes Principal Carryover Shortfall                                               0.00                0.0000000
        Class A-4 Notes Principal Carryover Shortfall                                               0.00                0.0000000
        Class A-5 Notes Principal Carryover Shortfall                                               0.00                0.0000000
        Class A-P Notes Principal Carryover Shortfall                                               0.00                0.0000000
        Class B Notes Principal Carryover Shortfall                                                 0.00                0.0000000
        Class C Notes Principal Carryover Shortfall                                                 0.00                0.0000000
        Certificates Principal Carryover Shortfall                                                  0.00                0.0000000


(ix)    Additional Principal Distributable Amount                                           1,849,775.40


(x)     Aggregate Purchase Amount of Receivables Repurchased by the                                 0.00
        Seller or purchased by Servicer


(xi)    Delinquent Contracts
                                                                                               Number                  Balance
                                                                                 ---------------------------------------------------
           30-59 Days                                                                           1490                15,474,280.35
           60-89 Days                                                                            272                 2,889,951.26
           90 Days or More                                                                       288                 3,023,244.12

